UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor and

Congress of Industrial Organizations

Housing Investment Trust

(Exact name of registrant as specified in charter)

1227 25th Street, N.W., Suite 500

Washington, D.C. 20037

(Address of principal executive offices) (Zip code)

Corey F. Rose, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

(Name and address of agent for service)

(202) 331-8055

(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 - December 31, 2021

Item 1. Reports to Stockholders.

A copy of the 2021 Annual Report (the “Report”) of the AFL-CIO Housing Investment Trust (the “Trust” or “Registrant”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”), is included herewith.

AFL-CIO
HIT

AFL-CIO HIT

COMPETITIVE RETURNS
UNION CONSTRUCTION JOBS
HOUSING FINANCE

2021 ANNUAL REPORT

CAT

Economic Impacts of Investments

1984–2021

AFL-CIO HIT

566 projects

189.9M hours of on-site union construction work

- A **$7.1B** investment grade fixed-income mutual fund
- Expertise in the highest credit quality multifamily mortgage backed securities
- Over **35 YEAR HISTORY** of competitive returns for pension funds and Labor Organizations such as health and welfare funds, while also creating union construction jobs, and supporting housing and healthcare facilities
- **100% UNION LABOR** requirement for all on-site construction

$10.0B	**$18.6B**	**$36.5B**	**$15.0B**	**212.1K**	**123.3K**
HIT capital invested or allocated	total development cost	total economic benefits	personal income including wages and benefits **$7.6B FOR CONSTRUCTION WORKERS**	total jobs generated across communities	housing and healthcare units nationwide **67% AFFORDABLE HOUSING**

To Our Investors

other key markets including California, Illinois, and New York, and added projects in Missouri and Texas.

With a robust 2022 pipeline expected—and the first project of 2022 already committed as this report goes to press—we believe that the HIT’s investment strategy and mission position it well for continued success and set the HIT apart from traditional fixed income managers.

The entire HIT team joins me in thanking you for your critically important support for our mission. We commit to redoubling our efforts on behalf of our investors in 2022.

Chang Suh

Chief Executive Offlcer and Chief Investment Offlcer

I am pleased to report that the AFL-CIO Housing Investment Trust (HIT) brought 2021 to a close with outstanding milestone results. At year-end, the HIT had attained $7.1 billion in net assets, outperformed its benchmark, the Barclays U.S. Aggregate Bond Index (Benchmark), achieved its highest-ever annual level of directly sourced multifamily housing investments and raised $494 million in new capital, its third highest year. The HIT continued to reduce its operating costs to benefit its investors and achieved a new low of 31 basis points (bps) expense ratio, down from 42 bps in 2018. In a highly competitive national application round, the HIT’s subsidiary was awarded $55 million in New Markets Tax Credits, its fifth allocation. These achievements made 2021 one of the HIT’s most successful years in its 35+ year history.

The HIT significantly outperformed its Benchmark by 81 and 50 bps gross and net of fees, respectively. Its returns at year-end were -0.73% and -1.04% gross and net, respectively, compared to the Benchmark’s return of -1.54%.[1] The HIT’s yield advantage and strategic overweight to high credit quality multifamily securities provided investors with diversification benefits within the investment grade fixed income asset class. The rising interest rate environment and unprecedented amounts of fiscal stimulus posed challenges to all fixed income funds, including the HIT.

One need look no further than the cover of this report and the pictures throughout to see the HIT’s investments at work. As of December 31, 41 HIT-financed projects in 12 states were in, or about to start, construction, using 100% union labor. The $1.5 billion total development costs associated with these projects are expected to generate an estimated 20.0 million union construction work hours and to provide opportunities for careers with secure wages and benefits. These investments are financing the creation or rehabilitation of 7,223 housing units across the U.S., of which 55% will be affordable. The developments will help increase opportunity, including in underserved communities, as construction expenditures ripple through local economies, generating an estimated $5.4 billion in economic impacts.

In 2021, the HIT celebrated other significant milestones with local labor leaders, construction workers, state and municipal officials and other development partners. In July, we marked the financing of our 100th project in Minnesota and added two more in the state before year-end. We also celebrated the groundbreaking of The Couture, in Milwaukee, Wisconsin. The Couture is the HIT’s largest Federal Housing Administration insured investment in our history, exceeding $104 million, and is HUD’s largest loan ever in Wisconsin. During 2021, the HIT continued a high volume of activity nationwide in

1. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2021 ANNUAL REPORT	1

Message from the
AFL-CIO President

“In addition to seeking competitive returns for pension portfolios, the HIT’s investments help our members achieve a career path where they can earn family-supporting wages and beneflts.”

As we reflect on 2021, a year of great promise and many challenges for the labor movement and for our country as a whole, I am proud to recognize the milestone achievements of the AFL-CIO Housing Investment Trust (HIT).

This Annual Report highlights for investors and stakeholders the HIT’s important contributions in 2021 through its investments of approximately $653.2 million in 16 projects across the U.S. These investments are expected to generate competitive returns and to create more union construction jobs and affordable and workforce housing units.

Since its inception in 1984, the HIT has committed and allocated $10 billion of its capital to finance 566 projects nationwide, with approximately

$19 billion in total development costs. These projects are expected to generate an estimated 190 million hours of on-site union construction work with total economic impacts of $36.5 billion. These projects will build or renovate over 123,000 housing units (more than 67% affordable), in communities across the U.S.

In addition to seeking competitive returns for pension portfolios, the HIT’s investments help our members achieve a career path where they can earn family-supporting wages and benefits. We want to thank the union men and women who, every day, are working at HIT-financed projects and at frontline jobs throughout the country, especially as we approach the third year confronting the evolving COVID pandemic.

We have more important work to do in 2022 to help build a more sustainable and equitable economy. We’re not shying away from these big challenges. We’re going to overcome them together, head on, like the labor movement always does.

On behalf of the HIT, thank you for your continued support of our mission.

In Solidarity,

Elizabeth H. Shuler

President, AFL-CIO

Trustee, AFL-CIO Housing Investment Trust

2

Relative Returns As of December 31, 2021, periods over one year are annualized The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index.	Comparison of a $50,000 Investment in the HIT and Barclays Aggregate (10 Years)

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit. com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the index would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

DISCUSSION OF FUND PERFORMANCE (unaudited)

HIT Outperforms Benchmark in Challenging Fixed Income Environment

2021 Overview

The AFL-CIO Housing Investment Trust (HIT) had a successful year, continuing to reach new milestones in 2021. The HIT generated competitive returns for its investors by outperforming its benchmark, committed a record high $653.2 million[1] in directly sourced investments, reached $7.1 billion in net assets, raised $494 million of new capital (its third highest year on record), and achieved a new low 31 basis points (bps) expense ratio. At a time when employment and well- paying jobs are vitally important, these investments were expected to generate 3,813 union jobs and create or rehabilitate 3,117 housing units, including 1,821 units of much-needed affordable housing[2].

2021 Returns

For the calendar year, the HIT outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate or Benchmark) by 81 and 50 bps on a gross and net of fees basis, respectively, despite a challenging environment for fixed income. The HIT generated a gross return of -0.73% and net return of -1.04% for 2021, compared to the Benchmark’s -1.54% return. The HIT’s return exceeded the AAA component of the Barclays Aggregate (which has a more comparable credit profile) by 102 bps on a gross basis, and 71 bps on a net basis, for the same period. The HIT delivered competitive returns in 2021 amid the macroeconomic backdrop of growth with high inflation, reduced Federal Reserve monetary policy accommodation, and uncertainty caused by COVID variants, all resulting in higher interest rates.

Performance Attribution Summary

The HIT’s strong relative performance was primarily attributable to the HIT’s specialization in and overweight to high credit quality multifamily securities, which performed well in the current environment as spreads tightened to U.S. Treasuries (Treasuries) driven by higher absolute yields stimulating investor demand. Federal Housing Administration (FHA)/Government National Mortgage Association (Ginnie Mae) permanent and construction/permanent mortgage- backed securities (MBS) spreads tightened by approximately 50 and 61 bps, respectively, while Federal National Mortgage Association (Fannie Mae) Delegated Underwriting and Servicing 10/9.5 securities in HIT’s portfolio generally tightened by 7 bps. The portfolio’s underweight to agency- insured, fixed-rate single family residential MBS (RMBS) helped returns, because this was the worst performing major asset class in the Benchmark on an excess return basis.

1.	This includes New Markets Tax Credits allocated by HIT subsidiary Building America CDE, Inc.

2.	Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2021.

2021 ANNUAL REPORT	3

Treasury Yield Curve Shift	S&P vs 10-Year Treasury	Historical Multifamily Spreads

Source: Bloomberg L.P.	Source: Bloomberg L.P.	Source: HIT and Securities Dealers

PERFORMANCE OVERVIEW

continued

During 2021, the portfolio had an average allocation to RMBS of 11.5% compared to 27.3% for the Barclays Aggregate.

On a total return basis for 2021, Treasuries were the worst performing sector in the Benchmark, which also benefitted the HIT’s relative returns because its portfolio is structurally underweight to the sector, with an average allocation of 4.8% compared to 38.0% for the Benchmark. The HIT’s short relative duration position and overweight to adjustable-rate securities contributed positively to its relative performance given rising interest rates.

HIT outperformed for the year despite corporate credit having the best excess return of any sector in the Benchmark relative to Treasuries. Additionally, lower credit quality securities outperformed their higher-credit counterparts. The HIT portfolio excludes corporates, which on average represented 26.4% of the Barclays Aggregate in 2021, and is underweight the lowest credit quality sector of the investment grade universe.

2021 Market Overview

The global economy exceeded its pre-pandemic level of real output in 2021, driven by broad fiscal stimulus and accommodative monetary policies. Growth in the U.S. accelerated in the first two quarters and was on pace for a record year, but the emergence of the Omicron COVID-19 variant and supply chain issues slowed growth. Nonetheless, 2021 real U.S. GDP increased 5.7% year over year – the highest annual increase since 1984. The labor market continued to rebound in 2021 as over 6.6 million jobs were added, but the economy has still lost over 3.3 million jobs since the start of the pandemic.

Bottlenecks in global supply chain continued to impact the economy, driving a decades-high inflation rate and prompting policymakers across markets in developed countries to initiate tightening plans earlier than expected. Consumer prices finished the year up 7% from the end of 2020, with core prices, not including food or energy, up 5.5%. The Federal Reserve accelerated its taper of asset purchases towards the end of the year to address the increase in inflation and updated its median forecasts to include three quarter-point rate hikes in 2022.

Looking Ahead

Capital markets face tremendous uncertainty, with reduced monetary stimulus likely as risk asset prices remain elevated. Inflation forecasts for 2022 remain quite high. Interest rate volatility could persist given the upcoming end to Federal Open Market Committee monthly asset purchases along with expected interest rate hikes. However, interest rates are likely to remain low in a historical context given the demand for Treasuries from foreign sovereign investors as negative nominal rates prevail worldwide.

The HIT believes it is well-positioned relative to other fixed income strategies to withstand potential financial market and economic volatility with its fundamentally strong portfolio of high credit quality assets providing capital preservation, attractive risk-adjusted income, and diversification from riskier corporate credit. Its yield advantage and continued cost control measures are expected to benefit returns going forward as the HIT continues to manage the portfolio with less interest rate risk and an overweight in adjustable-rate securities relative to the Benchmark.

4

Sector Allocation As of December 31, 2021	Risk Comparison As of December 31, 2021
		HIT	Barclays		HIT	Barclays
	CREDIT QUALITY
	U.S. Government/Agency/AAA/Cash	91.28%	71.69%	A & Below/Not Rated	4.24%	25.05%
	YIELD
	Current Yield	2.47%	2.34%	Yield to Worst	1.94%	1.72%
	INTEREST RATE RISK
	Effective Duration	6.02	6.41	Convexity	0.18	0.18
	CALL RISK
	Call Protected	81%	73%	Not Call Protected	19%	27%

Source: HIT and Bloomberg L.P.

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as deflned by the SEC in Rule 482.

PERFORMANCE OVERVIEW

continued

HIT’s Multifamily Investments

In 2021, the HIT committed a record $653.2 million to 16 projects with total development costs of $1.3 billion despite challenges presented by the pandemic[3]. These investments are expected to contribute positively to HIT’s portfolio’s yield while generating 7.6 million hours of union construction work and financing the creation or rehabilitation of 3,117 housing units, of which 58% will be affordable. These developments will help revitalize communities across the U.S. as the construction impacts ripple through local economies, generating an estimated $2.0 billion in economic impacts[4]. Utilizing its direct and bridge lending authorities and varied construction and permanent loan vehicles through its relationships with state housing financing agencies, the HIT continued to diversify its production in 2021.

The HIT will continue to do its part to help address the severe national shortage of affordable and workforce rental housing facing many households. The HIT’s competitive advantage is its ability to offer multiple financing structures for both construction and permanent loans and to invest directly, differentiating it from traditional fixed income managers that typically purchase securities from the secondary market. The HIT continues to work to build an attractive portfolio consisting of fundamentally strong construction-related multifamily housing investments that generate attractive yield spreads over Treasuries and other credit-equivalent mortgage investments.

The HIT continued a high volume of activity nationwide including in its key markets of California, Illinois, Minnesota, and New York, and added projects in Missouri, Texas, and Wisconsin. At year-end, 41 projects receiving HIT financing were under construction. These projects are providing significant economic benefits and positively impacting communities in 23 cities across 12 states. Going into a higher interest rate environment in 2022, HIT will closely track its pipeline of projects, working with lending partners to finance affordable, workforce and market rate housing developments.

“The HIT reached a great milestone in 2021 when it flnanced its 102nd project in Minnesota. That’s a map of success for our investors and for all our partners and stakeholders in communities across the country.”

— Chris Coleman President and CEO, Twin Cities Habitat for Humanity; Chair of the Board, AFL-CIO Housing Investment Trust

3.  This includes New Markets Tax Credits allocated by HIT subsidiary Building America CDE, Inc.

4.  Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

2021 ANNUAL REPORT	5

6

Job and economic impact figures are estimates calculated using IMPLAN, an input]output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

2021 ANNUAL REPORT	7

Other Important Information
(unaudited)

Expense Example

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table below is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2021, and held for the entire period ended December 31, 2021.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000=$800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended December 31, 2021” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds’ ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

Availability of Quarterly Portfolio Schedule

In addition to disclosure in its Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The HIT’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Participants may also obtain copies of the information on HIT’s Form N-PORT, without charge, upon request, by calling the HIT collect at 202-331-8055.

Proxy Voting

Except for its interest in its wholly owned subsidiary, HIT Advisers LLC, and shares in mutual funds holding short-term or overnight cash, if applicable, the HIT invests exclusively in nonvoting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

2021 HIT Participants Meeting

The HIT’s 2021 Annual Meeting of Participants was held via videoconference on Wednesday, December 22, 2021. The following matters were put to a vote of the participants at the meeting through the solicitation of proxies:

Election of Chair of the Board of Trustees Chris Coleman was elected to chair the Board of Trustees by: votes for 4,269,876.140; votes against 0; votes abstaining 296.184; votes not cast 1,888,147.668.

Election of Class II Trustees (See table below).

Ernst & Young LLP was ratified as the HIT’s Independent Registered Public Accounting Firm by: votes for 4,270,172.324; votes against 0; votes abstaining 0; votes not cast 1,888,147.668.

The following Trustees were not up for reelection and their terms of office continued after the meeting: Vincent Alvarez, Kenneth Cooper, Timothy J. Driscoll, Terry O’Sullivan, Fred Redmond, Anthony Shelton, Bridget Gainer, Kevin Filter, Jack F. Quinn, Jr., Jamie S. Rubin, Deidre Schmidt, Tony Stanley and William C. Thompson, Jr.

Expense Example	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Six-Month Period Ended December 31, 2021*
Actual Expenses	$1,000.00	$996.91	$1.66
Hypothetical Expenses
(5% annual return before expenses)	$1,000.00	$1,023.54	$1.68

* Expenses are equal to the HIT’s annualized six-month expense ratio of 0.33%, as of December 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

Annual Meeting of Participants: Class II Trustees Results
Trustee	Votes For	Votes Against	Votes Abstaining*
Sean McGarvey	4.270,172.324	0	0
Elizabeth Shuler	4,270,172.324	0	0
Harry W. Thompson	4,269,454.180	421.960	296.184

* Votes not cast: 1,888,147.668.

8

Financial Statements

December 31, 2021

53 COLTON STREET
SAN FRANCISCO, CA
Q4 2020 INVESTMENT

2021 ANNUAL REPORT

9

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Participants of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust”), including the schedule of portfolio investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, brokers, and counterparties or by other appropriate auditing procedures where replies from brokers and counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the HIT’s auditor since 2002. Tysons, Virginia February 28, 2022

10

Statement of Assets and Liabilities
December 31, 2021 (dollars in thousands, except per share data)

Assets
	Investments, at value (cost $7,067,817)	$7,192,909
	Cash	614
	Accrued interest receivable	18,130
	Receivables for investments sold	15
	Right of use asset	4,066
	Other assets	17,253
	Total assets	7,232,987

Liabilities
	Payables for investments purchased	110,675
	Redemptions payable	438
	Income distribution and capital gains payable, net of dividends reinvested of $28,194	2,195
	Refundable deposits	1,362
	Accrued salaries and fringe benefits	5,724
	Lease Liability	4,600
	Other liabilities and accrued expenses	1,437
	Total liabilities	126,431

	Other commitments and contingencies (Note 5 of financial statements)	—

Net assets applicable to participants’ equity—
	Certificates of participation—authorized unlimited;
	Outstanding 6,249,955 units	$7,106,556

Net asset value per unit of participation (in dollars)		$1,137.06

Participants’ equity
	Participants’ equity consisted of the following:
	Amount invested and reinvested by current participants	$6,983,376
	Distributable earnings (accumulated losses)	123,180
	Total participants’ equity	$7,106,556

See accompanying Notes to Financial Statements.

2021 ANNUAL REPORT	11

Schedule of Portfolio Investments

December 31, 2021 (dollars in thousands)

FHA Permanent Securities

2.0% of net assets

	Interest Rate	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
Multifamily	3.65%	Dec-2037	$–	$7,873	$7,991	$8,019
	3.75%	Aug-2048	–	3,670	3,666	3,709
	4.00%	Dec-2053	–	60,874	60,851	64,944
	4.10%	Dec-2060	–	21,758	21,780	23,860
	4.79%	May-2053	–	4,930	5,130	5,313
	5.17%	Feb-2050	–	7,512	8,005	8,215
	5.35%	Mar-2047	–	6,758	6,767	6,814
	5.55%	Aug-2042	–	7,095	7,097	7,157
	5.60%	Jun-2038	–	2,093	2,096	2,112
	5.80%	Jan-2053	–	1,945	1,953	2,202
	5.87%	May-2044	–	1,621	1,620	1,636
	5.89%	Apr-2038	–	3,944	3,947	3,980
	6.40%	Aug-2046	–	3,538	3,539	3,574
	6.60%	Jan-2050	–	3,190	3,210	3,556
			–	136,801	137,652	145,091
Forward Commitments	2.50%	Sep-2063	5,702	–	–	(367)
	3.72%	Feb-2062	4,470	–	–	224
	3.90%	Mar-2062	3,090	–	–	202
			13,262	–	–	59
Total FHA Permanent Securities			$13,262	$136,801	$137,652	$145,150

Ginnie Mae Construction Securities

4.8% of net assets

	Interest Rates[2]			Unfunded	Face	Amortized
	Permanent	Construction	Maturity Date	Commitments[1]	Amount	Cost	Value
Multifamily	2.45%	2.45%	Apr-2062	$2,280	$14,223	$14,523	$15,146
	2.58%	2.58%	May-2063	21,866	6,634	7,560	7,383
	2.62%	2.62%	Feb-2063	1,849	11,951	12,463	12,794
	2.64%	2.64%	Jan-2063	13,296	5,079	5,629	6,047
	2.65%	2.65%	Oct-2062	1,263	5,237	5,399	5,628
	2.67%	2.67%	Mar-2062	1,129	33,853	34,687	36,223
	2.75%	2.75%	Apr-2063	21,638	25	1,084	1,056
	2.98%	2.98%	Jun-2063	29,542	4,168	5,419	6,433
	3.05%	3.05%	Dec-2063	104,645	100	1,149	4,624
	3.41%	3.41%	Sep-2061	3,611	38,675	40,319	43,187
	3.43%	3.43%	Nov-2061	1,749	51,741	53,427	57,624
	3.60%	3.60%	Apr-2061	729	33,456	34,562	37,716
	3.78%	7.00%	Aug-2060	488	39,451	39,739	44,081
	4.21%	4.21%	May-2061	3,132	48,808	49,067	54,946
	4.35%	4.35%	Dec-2060	546	1,754	1,796	1,999
				207,763	295,155	306,823	334,887
Forward Commitments	2.25%	4.10%	Dec-2063	65,928	–	1,978	1,580
	2.59%	3.59%	Jan-2064	42,400	–	1,087	1,957
				108,328	–	3,065	3,537
Total Ginnie Mae Construction Securities				$316,091	$295,155	$309,888	$338,424

12

Schedule of Portfolio Investments

December 31, 2021 (dollars in thousands) continued

Ginnie Mae Securities

26.4% of net assets

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040–Jun-2040	$1,318	$1,329	$1,426
	4.50%	Aug–2040	688	699	762
	5.50%	Jan-2033–Jun-2037	971	970	1,085
	6.00%	Jan-2032–Aug-2037	688	689	784
	6.50%	Jul–2028	39	39	43
	7.00%	Apr-2026–Jan-2030	460	461	510
	7.50%	Aug-2025–Aug-2030	220	220	244
	8.00%	Sep-2026–Nov-2030	215	217	244
	8.50%	Jun-2022–Aug-2027	61	61	65
	9.00%	Dec-2022–Jun-2025	4	4	4
			4,664	4,689	5,167
Multifamily	1.95%	Mar-2064	36,945	37,465	36,632
	2.00%	Jul-2062	38,280	39,372	38,037
	2.00%	Sep-2062–Nov-2063	243,048	248,574	241,290
	2.00%	Oct-2062	55,745	57,688	55,214
	2.00%	Apr-2063	56,912	57,902	56,788
	2.00%	Apr-2063	54,780	55,965	54,396
	2.00%	Jun-2063	49,808	50,268	49,545
	2.08%	Nov-2056	52,886	54,992	54,621
	2.15%	May-2056	1,008	1,006	1,014
	2.20%	May-2042–Jun-2056	12,010	12,386	12,248
	2.25%	Dec-2048	3,469	3,443	3,504
	2.30%	Mar-2056–Oct-2056	10,083	10,026	10,176
	2.31%	Nov-2051	7,076	7,076	7,125
	2.32%	Sep-2060	27,250	28,739	27,950
	2.35%	Dec-2040–Feb-2061	34,421	35,408	34,769
	2.40%	Aug-2047–Dec-2057	26,183	26,799	26,532
	2.40%	Jan-2053	42,144	42,428	42,528
	2.50%	Dec-2052–Jan-2061	66,511	67,658	67,505

Ginnie Mae Securities

continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
2.53%	Feb-2040	832	840	834
2.60%	Apr-2048–Jun-2059	16,953	17,010	17,214
2.70%	May-2048–Jul-2058	10,649	10,685	10,799
2.72%	Feb-2044	135	138	136
2.74%	Apr-2057	24,080	26,195	25,994
2.78%	Aug-2058	10,821	11,780	11,718
2.79%	Apr-2049	8,308	8,379	8,490
2.80%	Feb-2053	60,000	57,198	61,650
2.80%	Dec-2059	5,483	5,410	5,066
2.82%	Apr-2050	1,500	1,527	1,528
2.94%	Nov-2059	48,221	53,732	52,651
2.99%	Jul-2048	8,193	8,880	8,719
3.00%	Mar-2051	9,174	9,210	9,321
3.00%	May-2062	71,118	76,944	74,785
3.03%	Jan-2056	30,633	32,638	32,931
3.05%	May-2054	11,545	11,592	11,910
3.08%	Jan-2049	1,941	2,003	1,944
3.17%	Aug-2059	34,561	38,280	38,330
3.18%	Jul-2046	4,194	4,304	4,254
3.20%	Jul-2041–Sep-2051	8,313	8,294	8,397
3.25%	Sep-2054	21,324	21,148	21,706
3.25%	Apr-2059	41,237	39,625	42,102
3.26%	Nov-2043	4,703	4,710	4,717
3.27%	Apr-2046	24,831	26,200	26,892
3.30%	Sep-2060	8,561	8,772	9,526
3.32%	May-2055	7,507	7,127	7,784
3.34%	Sep-2059	17,020	17,341	18,518
3.35%	Nov-2042–Mar-2044	11,361	10,977	11,733
3.37%	Dec-2046	3,551	3,590	3,578

2021 ANNUAL REPORT	13

Schedule of Portfolio Investments

December 31, 2021 (dollars in thousands) continued

Ginnie Mae Securities

continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	3.38%	Feb-2044–Jan-2060	59,504	59,525	65,110
	3.39%	Feb-2059	14,190	14,462	15,604
	3.48%	May-2059	10,824	11,036	11,847
	3.50%	May-2042–Jan-2054	10,927	10,919	11,100
	3.51%	Mar-2053	45,373	48,820	49,825
	3.53%	Apr-2042	16,119	16,594	17,449
	3.60%	Jun-2057	13,575	14,043	14,689
	3.62%	Sep-2052–Dec-2057	33,762	34,426	36,477
	3.64%	Dec-2045	8,583	8,272	8,783
	3.65%	Oct-2058	10,225	10,376	11,235
	3.67%	Nov-2035	13,772	14,158	14,527
	3.74%	Aug-2059	15,539	15,833	17,119
	3.75%	Nov-2060	11,252	11,603	12,533
	3.77%	Apr-2046	3,923	3,931	4,086
	3.92%	Aug-2039	41,289	43,403	43,819
	4.10%	May-2051	3,818	4,122	4,195
	4.25%	Sep-2038	31,348	31,474	32,471
	4.45%	Jun-2055	2,482	2,393	2,726
	4.53%	Jan-2061	14,802	15,250	16,335
	4.63%[3]	Sep-2037	1,500	1,468	1,504
	4.90%[3]	Mar-2044	1,000	992	1,003
	5.25%	Apr-2037	16,750	16,745	16,881
	5.34%	Jul-2040	391	387	392
			1,706,256	1,751,956	1,762,811

When Issued[4]	2.47%	Mar-2053	45,246	47,734	47,732
	3.36%	May-2061	51,379	57,031	57,214
			96,625	104,765	104,946
Total Ginnie Mae Securities			$1,807,545	$1,861,410	$1,872,924

Fannie Mae Securities

40.6% of net assets

	Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
Single Family	0.35% 1M LIBOR+25	Mar-2037	$—	$123	$122	$123
	0.42% 1M LIBOR+32	Jun-2037	—	713	713	717
	0.50% 1M LIBOR+40	Apr-2037	—	319	318	321
	0.56% 1M LIBOR+46	Oct-2042	—	1,811	1,817	1,832
	0.60% 1M LIBOR+50	Jun-2042	—	3,829	3,832	3,876
	0.65% 1M LIBOR+55	Mar-2042	—	2,280	2,283	2,315
	0.70% 1M LIBOR+60	Oct-2043	—	4,199	4,216	4,273
`	1.68% 6M LIBOR+155	Nov-2033	—	900	900	922
	1.73% 6M LIBOR+161	Aug-2033	—	123	122	126
	1.74% 12M LIBOR+149	Jul-2033	—	113	113	117
	1.80% 12M LIBOR+152	Feb-2045	—	2,872	2,918	2,985
	1.84% 12M LIBOR+156	Apr-2034	—	419	425	433
	1.88% 12M LIBOR+164	Nov-2034	—	173	176	179
	1.94% 12M LIBOR+170	Oct-2042	—	2,231	2,271	2,334
	2.00%	Jul-2050	—	31,951	32,949	31,935
	2.22% 1Y UST+222	Aug-2033	—	241	241	252
	2.23% 1Y UST+222	May-2033	—	251	252	261
	2.23% 1Y UST+220	Jul-2033	—	535	536	558
	2.23% 1Y UST+211	Aug-2033	—	440	440	459
	2.50%	May-2050–Sep-2051	—	201,912	211,196	206,388
	2.50%	Aug-2051	—	35,856	37,382	36,802
	3.00%	Apr-2031–Nov-2051	—	189,090	197,738	197,084
	3.00%	Oct-2051	—	48,700	51,209	50,625
	3.50%	Oct-2026–Sep-2051	—	95,497	98,891	101,605
	4.00%	May-2024–Jun-2048	—	44,398	45,775	47,865
	4.50%	May-2024–Dec-2048	—	31,926	32,904	34,561
	5.00%	May-2034–Apr-2041	—	6,123	6,268	6,859
	5.50%	Sep-2032–Jun-2038	—	2,669	2,671	3,017
	6.00%	Nov-2028–Nov-2037	—	2,152	2,158	2,484
	6.50%	Sep-2028–Jul-2036	—	339	344	390
	7.00%	Sep-2027–May-2032	—	498	499	573

14

Schedule of Portfolio Investments

December 31, 2021 (dollars in thousands) continued

Fannie Mae Securities

continued

	Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
	7.50%	Jan-2027–Sep-2031	—	44	44	47
	8.00%	Aug-2030–May-2031	—	35	35	36
			—	712,762	741,758	742,354
Multifamily	0.24% 1M SOFR+19	Mar-2031	—	20,370	20,372	20,321
	0.25% 1M SOFR+20	Nov-2031	—	40,943	40,949	40,922
	0.26% 1M SOFR+21	Mar-2031	—	23,855	23,858	23,820
	0.27% 1M SOFR+22	Mar-2031–Nov-2031	—	35,075	35,084	35,047
	0.28% 1M SOFR+23	Apr-2031	—	17,500	17,500	17,508
	0.38% 1M LIBOR+29	Feb-2028	—	30,420	30,424	30,385
	0.40% 1M LIBOR+31	Mar-2028	—	38,275	38,282	38,258
	0.43% 1M LIBOR+34	Jan-2028	—	22,425	22,428	22,404
	0.44% 1M LIBOR+35	Dec-2027	—	18,100	18,101	18,118
	0.49% 1M LIBOR+40	Sep-2028	—	1,822	1,822	1,822
	0.53% 1M LIBOR+44	May-2027	—	16,666	16,666	16,678
	0.67% 1M LIBOR+58	May-2029–Jun-2029	—	24,999	25,009	25,068
	0.67% 1M LIBOR+58	Jun-2029	—	41,302	41,330	41,416
	0.94% 1M LIBOR+85	Jan-2023	—	1,163	1,163	1,167
	1.06%	Dec-2027	—	21,424	21,434	20,684
	1.17%	Aug-2030–Nov-2030	—	34,678	34,682	33,088
	1.22%	Aug-2028–Jul-2030	—	35,610	35,730	34,596
	1.25%	Jul-2030	—	37,950	38,088	36,490
	1.26%	Jan-2031	—	25,000	24,993	24,152
	1.27%	Jul-2030	—	14,235	14,345	13,835
	1.31%	Aug-2030	—	4,430	4,498	4,293
	1.32%	Aug-2030	—	21,000	21,304	20,467
	1.38%	Jul-2030	—	10,500	10,656	10,285
	1.41%	Jul-2030	—	3,307	3,344	3,245
	1.46%	Jul-2030	—	7,591	7,704	7,478
	1.47%	Jul-2030–Dec-2030	—	15,425	15,571	14,988
	1.50%	Aug-2030	—	1,170	1,201	1,154
	1.52%	Jul-2032	—	16,530	16,681	16,093
Fannie Mae Securities
continued

Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
1.53%	Jul-2032	—	10,500	10,669	10,226
1.55%	Jul-2032	—	20,500	20,830	20,013
1.57%	Jan-2031	—	21,949	22,031	21,544
1.57%	Aug-2037	—	47,851	48,076	45,638
1.58%	Oct-2031	—	57,950	58,246	56,810
1.65%	Jul-2030	—	1,266	1,299	1,263
1.68%	Sep-2032	—	12,890	13,121	12,683
1.71%	Sep-2035–Nov-2035	—	25,605	25,926	24,482
1.74%	Mar-2033	—	6,160	6,252	6,007
1.76%	Aug-2031–Dec-2036	—	55,472	55,656	54,982
1.77%	Sep-2035	—	3,270	3,341	3,185
1.82%	Jul-2035	—	4,653	4,693	4,539
1.88%	Nov-2031	—	25,400	25,438	25,452
1.94%	Apr-2035	—	6,400	6,506	6,369
2.00%	Apr-2031	—	18,000	18,689	18,236
2.09%	May-2032–Jul-2050	—	21,792	22,051	21,648
2.16%	Sep-2050	—	14,200	14,363	13,330
2.33%	Nov-2029–Feb-2030	—	18,236	18,284	18,931
2.41%	Apr-2051	—	3,775	3,814	3,727
2.43%	Nov-2031	—	18,655	18,663	19,442
2.46%	Aug-2026–Jan-2038	—	35,329	35,427	36,661
2.47%	Dec-2051	—	13,617	13,814	13,556
2.49%	Dec-2026–Nov-2031	—	27,448	27,506	28,665
2.50%	Jun-2026	—	60,000	60,000	62,466
2.50%	Jul-2026	—	37,411	37,431	38,874
2.53%	Jan-2030	—	20,550	20,691	21,635
2.55%	Sep-2026	—	14,210	14,204	14,788
2.55%	Mar-2030	—	51,656	51,965	54,219
2.56%	Dec-2051	—	12,800	12,832	12,904
2.61%	Nov-2026	—	9,800	9,854	10,260
2.67%	Aug-2029	—	37,700	38,005	39,837

2021 ANNUAL REPORT	15

Schedule of Portfolio Investments

December 31, 2021 (dollars in thousands) continued

Fannie Mae Securities

continued

Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
2.70%	Nov-2025	—	14,713	14,717	15,383
2.72%	Jul-2028	—	36,400	36,570	38,677
2.76%	Oct-2031	—	10,189	10,330	10,846
2.80%	Apr-2025	—	14,832	14,855	15,405
2.81%	Sep-2027	—	12,141	12,176	12,873
2.85%	Dec-2027–Aug-2031	—	32,350	32,422	34,396
2.87%	Oct-2027	—	9,255	9,297	9,848
2.91%	Jun-2031	—	25,000	25,117	26,878
2.92%	Jun-2027	—	66,819	66,861	71,090
2.92%	Apr-2028	—	15,770	15,813	16,861
2.93%	Sep-2027	—	26,462	26,550	27,953
2.94%	Jun-2027–Jul-2039	—	31,301	31,350	33,177
2.96%	Sep-2034	—	20,000	20,731	21,517
2.97%	Nov-2032–Sep-2034	—	32,364	32,606	34,981
2.99%	Jun-2025	—	2,590	2,592	2,719
3.00%	May-2027–Mar-2028	—	15,763	15,775	16,780
3.02%	Jun-2027	—	3,688	3,692	3,930
3.03%	May-2026	—	6,806	6,876	7,178
3.04%	Apr-2030	—	25,100	25,153	27,193
3.05%	Apr-2030	—	26,270	26,288	28,403
3.12%	Apr-2030	—	12,873	12,876	13,924
3.14%	Apr-2029	—	7,686	7,697	8,350
3.15%	Jan-2027	—	19,245	19,255	20,522
3.17%	Jun-2029–Sep-2029	—	36,207	36,335	39,343
3.18%	May-2035	—	9,641	9,747	10,431
3.20%	Oct-2027	—	9,868	9,892	10,638
3.21%	May-2030	—	6,582	6,644	7,162
3.26%	Jan-2027	—	7,110	7,119	7,624
3.31%	Oct-2027	—	15,261	15,327	16,540
3.32%	Apr-2029	—	20,080	20,135	21,980

Fannie Mae Securities

continued

	Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
	3.33%	May-2026	—	10,590	10,606	11,278
	3.36%	May-2029–Oct-2029	—	26,234	26,829	28,915
	3.40%	Oct-2026	—	2,795	2,799	3,010
	3.41%	Sep-2023	—	10,854	10,853	11,182
	3.42%	Apr-2035	—	5,117	5,178	5,675
	3.46%	Dec-2023–Apr-2031	—	16,087	16,152	17,699
	3.50%	Aug-2039	—	13,263	13,263	15,020
	3.61%	Sep-2023	—	5,998	5,998	6,197
	3.63%	Jul-2035	—	21,540	21,564	24,340
	3.66%	Oct-2023	—	4,397	4,397	4,554
	3.68%	Jul-2028	—	12,011	12,470	13,275
	3.87%	Sep-2023	—	2,319	2,319	2,401
	4.27%	Jan-2034	—	75,058	75,281	77,842
	4.69%	Jun-2035	—	547	558	609
	5.15%	Oct-2022	—	275	275	276
	5.30%	Aug-2029	—	4,104	4,078	4,715
	5.69%	Jun-2041	—	4,290	4,380	4,971
	5.75%	Jun-2041	—	2,083	2,133	2,419
	5.91%	Mar-2037	—	1,591	1,611	1,605
	5.96%	Jan-2029	—	242	242	243
	6.15%	Jan-2023	—	3,174	3,174	3,187
	8.40%	Jul-2023	—	92	92	93
			—	2,091,837	2,101,946	2,148,262
Forward Commitments	2.21%	Dec-2039	41,844	—	—	(2,724)
	2.56%	Jul-2038	10,774	—	—	127
	2.59%	Feb-2039–Mar-2039	35,409	—	—	208
	2.72%	Jul-2040	27,794	—	278	201
	2.58%	Jan-2040	11,700	—	—	11
			127,521	—	278	(2,177)
Total Fannie Mae Securities			$127,521	$2,804,599	$2,843,982	$2,888,439

16

Schedule of Portfolio Investments

December 31, 2021 (dollars in thousands) continued

FNMA Construction Securities

0.3% of net assets

	Interest Rates[2]				Amortized
	Permanent	Construction	Maturity Date	Face Amount	Cost	Value
Multifamily	2.46%	2.46%	Jan-2038	$ 20,950	$ 20,950	$ 21,686
Total FNMA Construction Securities				$ 20,950	$ 20,950	$ 21,686

Freddie Mac Securities

9.4% of net assets

	Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
Single Family	0.22% 1M LIBOR+13	Nov-2027	$—	$41,385	$41,385	$41,332
	0.25% 1M SOFR+20	Aug-2031	—	32,000	32,000	32,012
	0.29% 1M SOFR+24	Jan-2031	—	50,000	50,000	49,996
	0.29% 1M SOFR+24	Jun-2031	—	35,000	35,000	34,970
	0.30% 1M SOFR+25	Dec-2030	—	24,027	24,027	24,012
	0.35% 1M LIBOR+26	Nov-2030	—	17,995	17,995	18,007
	0.35% 1M SOFR+30	Dec-2030		24,480	24,480	24,495
`	0.41% 1M SOFR+36	Oct-2030	—	14,366	14,366	14,402
	0.41%	Feb-2036	—	386	386	387
	0.42% 1M LIBOR+33	Oct-2030	—	8,141	8,141	8,159
	0.44%	May-2037	—	72	72	72
	0.46%	Apr-2036–Jan-2043	—	2,550	2,552	2,565
	0.51% 1M LIBOR+42	May-2027	—	5,964	5,964	6,000
	0.51%	Aug-2043	—	2,412	2,411	2,430
	0.59%	Oct-2040	—	1,839	1,838	1,862
	0.61%	Oct-2040–Jun-2044	—	7,366	7,370	7,469
	0.66%	Nov-2040	—	1,720	1,732	1,744
	0.74% 1M LIBOR+65	Jan-2023	—	750	750	752
	0.78%	Aug-2037	—	2,193	2,212	2,232
	2.02%	Jul-2035	—	103	103	107
	2.34%	Oct-2033	—	173	172	180
	2.35%	Jun-2033	—	70	70	73

FREDDIE MAC SECURITIES
continued

	Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
	2.50%	Jan-2043–Aug-2046	—	6,751	6,829	6,935
	3.00%	Aug-2042–Sep-2046	—	29,119	29,651	30,678
	3.35%	Oct-2033	—	33,450	33,313	36,788
	3.50%	Jan-2026	—	18,000	18,060	18,773
	3.50%	Jan-2026–Oct-2046	—	54,910	56,077	58,649
	3.68%	Oct-2025	—	10,000	10,083	10,522
	4.00%	Nov-2024–Aug-2047	—	54,931	57,003	59,258
	4.50%	Jan-2038–Dec-2044	—	14,532	15,116	15,955
	5.00%	May-2022–Mar-2041	—	2,369	2,363	2,635
	5.50%	Apr-2033–Jul-2038	—	2,065	2,059	2,348
	6.00%	Dec-2033–Oct-2037	—	2,839	2,860	3,267
	6.50%	Apr-2028–Nov-2037	—	493	497	587
	7.00%	Apr-2028–Mar-2030	—	21	21	23
	7.50%	Aug-2029–Apr-2031	—	30	30	35
	8.50%	Jul-2024–Jan-2025	—	20	20	21
			—	502,522	507,008	519,732
Multifamily	0.28% 1M SOFR+23	Jul-2027	—	3,924	3,925	3,924
	2.04%	May-2050	—	20,452	20,957	19,610
	2.40%	Jun-2031	—	7,444	7,536	7,799
	2.41%	Jun-2031	—	11,731	11,888	12,302
	2.42%	Jun-2031	—	11,768	11,932	12,350
	3.28%	Dec-2029	—	16,088	16,260	17,802
	3.34%	Dec-2029	—	9,500	9,625	10,355
	3.38%	Apr-2030	—	13,987	14,201	15,587
	3.48%	Jun-2030	—	18,268	18,634	20,536
	3.60%	Apr-2030	—	24,913	25,533	28,120
			—	138,075	140,491	148,385
Forward Commitments	2.38%	Feb-2034	43,500	—	163	(755)
Total Freddie Mac Securities			$43,500	$640,597	$647,662	$667,362

2021 ANNUAL REPORT	17

Schedule of Portfolio Investments

December 31, 2021 (dollars in thousands) continued

State Housing Finance Agency Securities

7.1% of net assets

		Interest Rates[2]			Unfunded
	Issuer	Permanent	Construction	Maturity Date	Commitments[1]	Face Amount	Amortized Cost	Value
Multifamily	Illinois State Housing Finance Auth	—	0.33%	Aug-2023	$ —	$ 20,000	$ 20,000	$ 20,011
	Illinois Housing Development Auth	—	0.40%	Dec-2024	—	470	470	469
	Mass Housing	—	0.50%	Dec-2023	—	10,020	10,020	10,021
	Mass Housing[6]	—	1.50%	Dec-2022	—	8,750	8,752	8,754
	Mass Housing	—	2.15%	Sep-2023	10,955	25,792	25,801	26,217
	Mass Housing[6]	—	3.55%	Oct-2022	—	13,570	13,571	13,863
	Connecticut Housing Finance Auth[6]	—	3.70%	May-2022	—	17,800	17,777	17,933
`	Illinois Housing Development Auth	2.06%	—	Jan-2042	—	28,230	28,234	27,914
	Illinois Housing Development Auth	2.07%	—	Jul-2041	—	84,895	84,893	84,611
	Mass Housing	2.60%	—	Jun-2063	—	26,410	26,410	26,148
	NYC Housing Development Corp	2.95%	—	Nov-2041–Nov-2045	—	11,275	11,275	11,702
	NYC Housing Development Corp	3.05%	—	Nov-2046	—	13,000	13,000	13,197
	NYC Housing Development Corp	3.10%	—	Oct-2046	—	20,920	20,920	21,124
	NYC Housing Development Corp	3.25%	—	Nov-2049	—	12,000	12,000	12,447
	Connecticut Housing Finance Auth	3.25%	—	May-2050	—	12,310	12,325	12,620
	Mass Housing[6]	3.30%	—	Dec-2059	—	8,340	8,345	8,713
	NYC Housing Development Corp	3.35%	—	Nov-2054	—	20,000	20,000	20,877
	NYC Housing Development Corp	3.45%	—	May-2059	—	20,000	20,000	20,875
	NYC Housing Development Corp	3.75%	—	May-2035	—	3,200	3,200	3,295
	Mass Housing[6]	3.85%	—	Dec-2058	—	9,625	9,622	9,988
	NYC Housing Development Corp	3.95%	—	Nov-2043	—	15,000	15,000	16,223
	NYC Housing Development Corp	4.00%	—	Dec-2028–Nov-2048	—	15,000	15,103	15,969
	MassHousing	4.13%	—	Dec-2036	—	5,000	5,000	5,151
	NYC Housing Development Corp	4.13%	—	Nov-2053	—	10,000	10,000	10,783
	NYC Housing Development Corp	4.20%	—	Dec-2039	—	8,305	8,305	8,566
	Chicago Housing Authority	4.36%	—	Jan-2038	—	25,000	25,000	29,650
	MassHousing	4.50%	—	Jun-2056	—	45,000	45,000	46,422
Total State Housing Finance Agency Securities					$10,955	$489,912	$490,023	$503,543

18

Schedule of Portfolio Investments

December 31, 2021 (dollars in thousands) continued

Other Mutifamily Investments

1.8% of net assets

	Interest Rates[2,5]		Maturity	Unfunded	Face	Amortized
Issuer	Permanent	Construction	Date	Commitments[1]	Amount	Cost	Value
Direct Loans
18 Sixth Ave at Pacific Park (Level 3)	—	2.29% 1M LIBOR+220	Dec-2024	$ 8,996	$ 8,225	$ 8,187	$ 8,115
18 Sixth Ave at Pacific Park (Level 3)	—	2.29% 1M LIBOR+220	Dec-2024	18,391	64,387	64,148	63,855
53 Colton Street (Level 3)	—	2.60%	Dec-2023	10,860	5,157	5,038	5,141
Wilder Square (Level 3)	—	3.25%	Mar-2023	252	11,248	11,204	11,349
University and Fairview (Level 3)	—	3.45%	Jun-2024	429	14,571	14,492	14,705
University and Fairview (Level 3)	—	3.45%	Dec-2023	12,908	9,606	9,481	9,737
Old Cedar (Level 3)	—	3.50%	Dec-2023	7,727	3,273	3,241	3,326
Peregrine Apartments (Level 3)	—	3.60%	Dec-2024	11,308	1,122	1,030	1,156
The Crest Apartments (Level 3)	—	3.75%	Jun-2024	7,721	1,778	1,696	1,821
99 Ocean (Level 3)	—	4.05%	Oct-2024	49,255	2,746	2,229	3,121
Granada (Level 3)	—	6.75%	Jan-2024	8,648	4,352	4,236	4,443
				136,495	126,465	124,982	126,769
Forward Commitments (Direct Loans)
53 Colton Street (Level 3)	—	2.80%	Dec-2023	3,042	—	(8)	(19)
311 W 42nd Street (Level 3)	—	3.09%	Nov-2024	50,000	—	(199)	84
Peregrine Apartments (Level 3)	—	3.60%	Jun-2024	15,364	—	(115)	16
The Crest Apartments (Level 3)	—	3.75%	Dec-2023	3,815	—	(33)	29
The Block - 803 Waimanu (Level 3)	—	4.50%	Mar-2022	704	—	—	2
				72,925	—	(355)	112
Privately Insured Construction/Permanent Mortgages[7]
Illinois Housing Development Auth	6.20%	—	Dec-2047	—	2,904	2,912	2,905
Illinois Housing Development Auth	6.40%	—	Nov-2048	—	883	892	884
				—	3,787	3,804	3,789
Total Other Multifamily Investments				$209,420	$130,252	$128,431	$130,670

Commercial Mortgage-Backed Securities

1.3% of net assets

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Nomura	2.77%	Dec-2045	$10,000	$10,128	$10,128
Nomura	3.19%	Mar-2046	20,000	20,308	20,440
JP Morgan	3.48%	Jun-2045	1,664	1,724	1,677
Citigroup	3.62%	Jul-2047	8,000	8,170	8,384
Barclays/ JP Morgan	3.81%	Jul-2047	2,250	2,298	2,340
RBS/ Wells Fargo	3.82%	Aug-2050	5,000	5,112	5,234
Deutsche Bank/UBS	3.96%	Mar-2047	5,000	5,106	5,222
Barclays/ JP Morgan	4.00%	Apr-2047	5,000	5,107	5,213
Cantor/Deutsche Bank	4.01%	Apr-2047	20,000	20,427	21,012
Barclays/ JP Morgan	4.08%	Feb-2047	6,825	7,106	7,124
Cantor/Deutsche Bank	4.24%	Feb-2047	7,000	7,148	7,353
Total Commercial Mortgage Backed Securities			$90,739	$92,634	$94,127

2021 ANNUAL REPORT	19

Schedule of Portfolio Investments

December 31, 2021 (dollars in thousands) continued

United States Treasury Securities

6.4% of net assets

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
0.63%	May-2030	$63,000	$62,416	$58,909
0.63%	Aug-2030	30,000	29,790	27,980
1.13%	Feb-2031	40,000	38,448	38,825
1.25%	Apr-2028	65,000	64,827	64,425
1.25%	Aug-2031	60,000	58,930	58,672
1.38%	Nov-2031	15,000	14,922	14,814
1.50%	Feb-2030	35,000	36,492	35,185
1.75%	Nov-2029–Aug-2041	60,000	59,437	59,818
2.00%	Nov-2041	30,000	30,441	30,309
2.25%	May-2041	52,000	53,584	54,592
2.88%	Aug-2028	10,000	9,869	10,923
Total United States Treasury Securities		$460,000	$459,156	$454,452

Total Fixed-Income Investments		$6,876,550	$6,991,788	$7,116,777

Equity Investment in Wholly-Owned Subsidiary

less than 0.01% of net assets

Issuer	Face Amount (Cost)	Amount of Dividends or Interest	Value
HIT Advisers[8] (Level 3)	$1	$—	$104
Total Equity Investment	$1	$—	$104

Short-Term Investments

1.1% of net assets

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Blackrock FedFund	0.03%[9]	Jan-2022	$76,028	$76,028	$76,028
Total Short-Term Investments			$76,028	$76,028	$76,028

Total Investments			$6,952,579	$7,067,817	$7,192,909

20

Schedule of Portfolio Investments

December 31, 2021 (dollars in thousands) continued

Footnotes

1	The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commit-ments that fund at a single point in time. The unfunded amount of these commitments totaled $720.7 million at period end. Generally, Ginnie Mae construction securities fund over a 12-to 24-month period. Funding periods for State Housing Finance Agency construction securities and Direct Loans vary by project, but generally fund over a one-to 48-month period. Forward commitments generally settle within 12 months of the original commitment date.

2	Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are the rates charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

3	Federally tax-exempt bonds collateralized by Ginnie Mae securities.

4	The HIT records when issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued basis are marked to market monthly and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

5	For floating and variable rate securities the rate indicated is for the period end. With respect to these securities, the schedule also includes the reference rate and spread in basis points.

6	Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by a state housing agency (a not-for-profit public agency) with the HIT. The securities are backed by mortgages and are general obligations of the state housing agency, and therefore secured by the full faith and credit of said agency. These securities may be resold in transactions exempt from registration, normally to qualified institu-tional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees.

7	Loans insured by Ambac Assurance Corporation, are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

8	The HIT has a participation interest in HIT Advisers, a Delaware limited liability company. HIT Advisers is a New York based adviser currently exempt from investment adviser registration in New York. The investment in HIT Advisers is valued by the HIT’s valuation committee in accordance with the fair value procedures adopted by the HIT’s Board of Trustees, and approximates carrying value of HIT Advisers and its subsidiary on a consoli-dated basis. The participation interest is not registered under the federal securities laws.

9	Rate indicated is the annualized 1-day yield as of December 31, 2021.

Key to abbreviations

M	Month

Y	Year

LIBOR	London Interbank Offered Rate

UST	U.S. Treasury

SOFR	Secured Overnight Financing Rate

2021 ANNUAL REPORT	21

Statement of Operations

For the Year Ended December 31, 2021 (dollars in thousands)

Investment income		$143,196

Expenses
	Non-officer salaries and fringe benefits	8,274
	Officer salaries and fringe benefits	6,391
	Investment management	1,524
	Marketing and sales promotion (12b-1)	1,176
	Legal fees	468
	Consulting fees	523
	Auditing, tax and accounting fees	379
	Insurance	434
	Trustee expenses	88
	Rental expenses	557
	General expenses	2,066
	Total expenses	21,880

Net investment income		121,316

Net realized and unrealized gains (losses) on investments
	Net realized gains (losses) on investments	42,547
	Net change in unrealized appreciation (depreciation) on investments	(233,148)
	Net realized and unrealized gains (losses) on investments	(190,601)

Net increase (decrease) in net assets resulting from operations		$(69,285)

See accompanying Notes to Financial Statements.

22

Statement of Changes in Net Assets

For the Years Ended December 31, 2021 and 2020 (dollars in thousands)

Increase (decrease) in net assets from operations		2021	2020
	Net investment income	$ 121,316	$ 138,911
	Net realized gains (losses) on investments	42,547	53,377
	Net change in unrealized appreciation (depreciation) on investments	(233,148)	196,505
	Net increase (decrease) in net assets resulting from operations	(69,285)	388,793

Distibution to participants or reinvested		(164,726)	(188,004)

Increase (decrease) in net assets from unit transactions
	Proceeds from the sale of units of participation	494,038	553,607
	Dividend reinvestment of units of participation	152,548	171,676
	Payments for redemption of units of participation	(55,307)	(731,710)
	Net increase (decrease) from unit transactions	591,279	(6,427)

Total increase (decrease) in net assets		357,268	194,362

Net assets
	Beginning of period	$ 6,749,288	$ 6,554,926
	End of period	$7,106,556	$6,749,288

Unit information
	Units sold	429,253	467,256
	Distributions reinvested	132,574	145,522
	Units redeemed	(47,955)	(625,419)
	Increase in units outstanding	513,872	(12,641)

See accompanying Notes to Financial Statements.

2021 ANNUAL REPORT	23

Notes to Financial Statements

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information. Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, voluntary employees’ benefit associations and other funds that have beneficiaries who are represented by labor organizations. The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services—Investment Companies.

Investment Valuation

Net asset value per share (NAV) is determined as of the close of regular trading (normally 4:00 p.m.) of the New York Stock Exchange on the last business day of each calendar month. The HIT’s Board of Trustees is responsible for the valuation process and has delegated the supervision of the valuation process to a Valuation Committee. The Valuation Committee, in accordance with the policies and procedures adopted by the HIT’s Board of Trustees, is responsible for evaluating the effectiveness of the HIT’s pricing policies, determining the reliability of third-party pricing information and reporting to the Board of Trustees on valuation matters, including fair value determinations. Following is a description of the valuation methods and inputs applied to the HIT’s major categories of assets. Portfolio securities for which market quotations are readily available are valued by using independent pricing services. For U.S. Treasury securities, independent pricing services generally base prices on actual transactions as well as dealer-supplied market information. For State Housing Finance Agency securities, independent pricing services generally base prices using models that utilize trading spreads, new issue scales, verified bid information and credit ratings. For commercial mortgage-backed securities, independent pricing services generally base prices on cash flow models that take into consideration benchmark yields and utilize available trade information, dealer quotes and market color.

For U.S. agency and government-sponsored enterprise securities, including single family and multifamily mortgage-backed securities, construction mortgage securities and loans and collateralized mortgage obligations, independent pricing services generally base prices on an active TBA (“to-be-announced”) market for mortgage pools, discounted cash flow models, or option-adjusted spread models. Independent pricing services examine reference data and use observable inputs such as issue name, issue size, ratings, maturity, call type and spread/ benchmark yields, as well as dealer-supplied market information. The discounted cash flow or option-adjusted spread models utilize inputs from matrix pricing, which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity and type.

Investments in registered open-end investment management companies are valued based upon the NAV of such investments.

When the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment.

Portfolio investments for which market quotations are not readily available or deemed unreliable are valued at their fair value determined in good faith by the HIT’s Valuation Committee using consistently applied procedures adopted by the HIT’s Board of Trustees. In determining fair market value, the Valuation Committee will employ a valuation method that it believes reflects fair value for that asset, which may include the use of an independent valuation consultant or the utilization of a discounted cash flow model based on broker and/or other market inputs. The frequency with which these fair value procedures may be used cannot be predicted. However, on December 31, 2021, the Valuation Committee fair valued less than 0.01% of the HIT’s net assets utilizing internally derived unobservable inputs.

Short-term investments acquired with a stated maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value.

The HIT holds a 100% ownership interest, either directly or indirectly in HIT Advisers LLC (HIT Advisers). HIT Advisers is valued at its fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates its respective carrying value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

24

Notes to Financial Statements

continued

The following table presents the HIT’s valuation levels as of December 31, 2021:

	Investment Securities
(dollars in thousands)	Level 1	Level 2	Level 3	Total
FHA Permanent Securities	$—	$145,091	$—	$145,091
Ginnie Mae Securities	—	1,767,978	—	1,767,978
Ginnie Mae Construction Securities	—	334,887	—	334,887
Fannie Mae Securities	—	2,890,616	—	2,890,616
Fannie Mae Construction Securities	—	21,686	—	21,686
Freddie Mac Securities	—	668,117	—	668,117
Commercial Mortgage-Backed Securities	—	94,127	—	94,127
State Housing Finance Agency Securities	—	503,543	—	503,543
Other Multifamily Investments
Direct Loans	—	—	126,769	126,769
Privately Insured Construction/Permanent Mortgages	—	3,789	—	3,789
Total Other Multifamily Investments	—	3,789	126,769	130,558
United States Treasury Securities	—	454,452	—	454,452
Equity Investments	—	—	104	104
Short-Term Investments	76,028	—	—	76,028
Other Financial Instruments*	—	105,610	112	105,722
Total	$76,028	$6,989,896	$126,985	$7,192,909

*	If held in the portfolio at report date, other financial instruments includes forward commitments, TBA and when-issued securities.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the period ended December 31, 2021:

	Investments in Securities
(dollars in thousands)	Other Multifamly Investments	Equity Investment	Total
Beginning Balance, 12/31/2020	$54,771	$ 105	$54,876
Paydowns/Settlements	(30,734)	—	(30,734)
Total Unrealized Gain (Loss)*	178	(1)	177
Purchases	102,666	—	102,666
Ending Balance, 12/31/2021	$126,881	$ 104	$126,985

*	Net change in unrealized gain (loss) attributable to Level 3 securities held at December 31, 2021 totaled $177,000 and is included on the accompanying Statement of Operations.

For the year ended December 31, 2021, there were no transfers in levels.

Level 3 securities primarily consists of Direct Loans which were valued by an independent pricing service as of December 31, 2021 utilizing a discounted cash flow model. Weighted average lives for the loans ranged from 0.17 to 3.02 years. Unobservable inputs include spreads to relevant U.S. Treasuries ranging from 168 to 290 basis points. A change in unobservable inputs may impact the value of the loans.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

Distributions to Participants

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end. Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem. The HIT offers a reinvestment plan that permits current participants to automatically reinvest their distributions of income and capital gains, if any, into the HIT’s units of participation. Total reinvestment was approximately 93% of distributed income for the year ended December 31, 2021.

Investment Transactions and Income

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

2021 ANNUAL REPORT	25

Notes to Financial Statements

continued

Interest income is accrued as earned. Premiums, purchase discounts, and loan origination discounts, including related direct costs, are amortized as adjustments to the related loan’s yield over the contractual life of the loan using the effective interest method. In connection with the prepayment of a loan or security, any remaining unamortized amounts are recognized into income as a gain or loss and, depending upon the terms of the loan, there may be additional income that is earned based upon the prepayment and recognized in the period of the prepayment.

12B-1 Plan of Distribution

The HIT’s Board of Trustees has approved a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year ended December 31, 2021, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average net assets on an annualized basis per fiscal year, whichever was greater. During the year ended December 31, 2021, the HIT incurred approximately $1,176,000, or 0.02% of its average monthly net assets on an annualized basis, in 12b-1 expenses.

Note 2. Investment Risk

Interest Rate Risk

As with any fixed-income investment, the market value of the HIT’s investments will generally fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Certain instruments held by the HIT pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. It is expected that LIBOR will be discontinued at the end of 2023 and that the finance industry will phase in a new reference rate. The bulk of LIBOR based instruments held by the HIT are issued and backed by government-sponsored enterprises and will be subject to an industry-wide transition. With regard to other such instruments held by the HIT, which are related to its direct loans, the HIT has included language in its investment loan documentations to provide for an agreed upon methodology to calculate a new benchmark rate spread. It is possible that the transition to a new reference rate may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these instruments. These events, if they occur, may adversely affect the HIT and its investments in such instruments.

Prepayment and Extension Risk

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk or include prepayment penalties to compensate the HIT. Prepayment penalties, when received, are included in realized gains.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

Credit Risk

A majority of HIT’s investments have a form of credit enhancement to protect against losses in the event of a default. However, in the event of a default of an underlying mortgage loan where the investment does not have credit enhancement or that an entity providing credit enhancement for an investment fails to meet its obligations under the credit enhancement, the HIT would be subject to the risks that apply to real estate investments generally with respect to that investment. Certain real estate risks include construction failure, loan non-repayment, foreclosure, and environmental and litigation risk.

Note 3. Transactions with Related Entities

HIT Advisers

HIT Advisers, a Delaware limited liability company, was formed by the HIT to operate as an investment adviser and be registered, as appropriate under applicable federal or state law. HIT Advisers is owned by HIT directly (99.9%), and indirectly through HIT Advisers Managing Member (0.1%) which is also wholly owned by the HIT. This ownership structure is intended to insulate the HIT from any potential liabilities associated with the conduct of HIT Advisers’ business. The HIT receives no services from HIT Advisers and carries it as a portfolio investment that meets the definition of a controlled affiliate.

In accordance with a contract, in addition to its membership interest, the HIT provides HIT Advisers advances to assist with its operations and cash flow management as needed. Advances are expected to be repaid as cash becomes available. However, as with many start-up operations, there is no certainty that HIT Advisers will generate sufficient revenue to cover its operations and liabilities and HIT maintains an allowance for doubtful receivable due to aging balances. Also in accordance with the contract, the HIT may provide the time of certain personnel and allocates operational expenses to HIT Advisers on a cost-reimbursement basis. As of December 31, 2021, HIT Advisers had no assets under management.

26

Notes to Financial Statements

continued

A rollforward of advances to HIT Advisers by the HIT is included in the table below:

Advances to HIT Advisers by HIT	(dollars in thousands)
Ending Balance, 12/31/2020	$340
Advances in 2021	169
Repayment by HIT Advisers in 2021	(80)
Ending Balance, 12/31/2021	$429

Building America

Building America CDE, Inc. (“Building America”), a wholly owned subsidiary of HIT Advisers, is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury.

In accordance with a contract, the HIT provides the time of certain personnel to Building America and allocates operational expenses on a cost-reimbursement basis. Also, in accordance with the contract, the HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available.

A rollforward of advances to Building America by the HIT is included in the table below:

Advances to BACDE by HIT	(dollars in thousands)
Ending Balance, 12/31/2020	$ —
Advances in 2021	834
Repayment by BACDE in 2021	(745)
Ending Balance, 12/31/2021	$89

Summarized financial information on a consolidated basis for HIT Advisers and Building America in included in the table below:

(dollars in thousands)
As of December 31, 2021
Assets	$1,510
Liabilities	$1,406
Equity	$104
For the year ended December 31, 2021
Income	$1,184
Expenses	(961)
Tax Expenses	(94)
Net Income (Loss)	$ 129

Note 4. Leases

The HIT leases certain real estate properties for office space which are classified as operating leases. The HIT also leases equipment which is classified as a financing lease. The leases are included in right-of-use (ROU) assets on the HIT’s statement of assets and liabilities. ROU assets represent the HIT’s right to use an underlying asset for the lease term and lease obligations represent the HIT’s obligation to make lease payments arising from the lease. ROU assets and obligations are recognized at the commencement date based on the present value of lease payments over the lease term. As most of the HIT’s leases do not provide an implicit rate, the HIT uses its incremental borrowing rate based on the information available at the commencement date of the lease in determining the present value of lease payments. The HIT determines if an arrangement is a lease at inception. The HIT’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the HIT will exercise that option. Lease expense and amortization expense are recognized on a straight-line basis over the lease term.

(dollars in thousands)	Operating Lease	Financing Lease	Total
ROU Asset, 01/01/2021	$4,659	$85	$4,744
Addition of ROU Asset	188	—	188
Reduction/Amortization of ROU Asset	(799)	(67)	(866)
ROU Asset, 12/31/2021	$4,048	$18	$4,066

Lease Liability, 01/01/2021	$4,998	$92	$5,090
Addition of Lease Liability	188	—	188

Lease Payments	(341)	(71)	(412)
Imputed Interest	(268)	2	(266)
Reduction of Lease Liability	(609)	(69)	(678)
Lease Liability, 12/31/2021	$4,577	$23	$4,600

Lease Expense	$(530)	$(70)	$(600)
Weighted Average Discount Rate	2.00%	3.68%
Weighted Average Remaining Term (Years)	9.1	0.6

Note 5. Commitments

The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated.

2021 ANNUAL REPORT	27

Notes to Financial Statements

continued

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of December 31, 2021, the HIT had outstanding unfunded purchase commitments of approximately $720.7 million. The HIT maintains a sufficient level of liquid securities of no less than the total of the outstanding unfunded purchase commitments. As of December 31, 2021, the value of liquid securities, less short-term investments, maintained in a custodial trading account was approximately $6.8 billion.

Note 6. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the year ended December 31, 2021, were $2.1 billion and $205.6 million, respectively.

Note 7. Income Taxes

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences to reflect tax character.

The tax character of distributions paid during 2021 and 2020 were as follows:

(dollars in thousands)	2021	2020
Ordinary Investment Income	$146,918	$171,911
Long-term capital gain on investments	17,808	16,093
Total Distributions Paid to Participants or Reinvested	$164,726	$188,004

As of December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

(dollars in thousands)	2021
Unrealized Appreciation	$125,006
Undistributed Ordinary Income	2,877
Other Temporary Differences	(4,703)
Total Accumulated Losses	$123,180

The differences between book basis and tax basis components of net assets are primarily attributable to wash sales and the tax treatment of deferred compensation plans, accrued expenses and depreciation.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. These reclassifications are primarily due to the different book and tax treatment of paydowns, distributions, meals and entertainment and insurance premiums paid. Results of operations and net assets are not affected by these reclassifications.

For the year ended December 31, 2021, the HIT recorded the following permanent reclassifications:

2021
Accumulated Net Investment Income	$ 24,718
Accumulated Net Realized Losses	$ (24,402)
Amount Invested and Reinvested by Current Participants	$ (316)

At December 31, 2021, the cost of investments for federal income tax purposes was $7,067,903,000. Net unrealized gain aggregated $125,006,000 at period-end, of which $192,487,000 related to appreciated investments and $67,481,000 related to depreciated investments.

Note 8. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a. Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c. If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the year ended December 31, 2021, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employer Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available as of December 31, 2021 is for the 2019 Plan year ended at June 30, 2020. The zone status is

28

Notes to Financial Statements

continued

based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan
EIN/Pension Plan Number	53-0228172 / 001
2019 Plan Year PPA Zone Status	Green
FIP/RP Status Pending/ Implemented	No
2021 Contributions	$2,115,645
2021 Contribution Rate	24%
Surcharge Imposed	No
Expiration Date of Collective Bargaining Agreement	03/31/2022

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Year Contributions to Plan Exceeded 5 Percent of Total Contributions
Pension Fund
AFL-CIO Staff Retirement Plan	2019[1]
[1] The 2019 plan year ended at June 30, 2020.

At the date the HIT financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2021.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2021, the HIT matched dollar for dollar the first $6,400 of each employee’s contributions. The HIT’s 401(k) contribution for the year ended December 31, 2021, was approximately $243,000.

Note 9. Loan Facility

The HIT has a $15 million uncommitted loan facility that expires on July 6, 2022. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds Effective Rate, (b) the sum of SOFR plus 0.11448% or (c) 0.00%. The HIT did not borrow against the facility and had no outstanding balance under the facility for the year ended December 31, 2021. No compensating balances are required.

Note 10. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

Note 11. COVID-19

The outbreak of COVID-19 has caused a global ongoing crisis materially reducing economic output, disrupting supply chains, and resulting in market closures. Investors should be aware that in light of the current uncertainty and distress in economies and financial markets, the value of HIT’s investments is subject to volatility and other adverse events. The HIT, its service providers, the markets in which it invests and market intermediaries are also impacted by measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 12. Subsequent Events

The HIT evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the HIT’s financial statements.

2021 ANNUAL REPORT	29

Financial Highlights

Select Per Share Data and Ratios for the Years Ended December 31

Per share data	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1,176.64	$1,140.24	$1,087.85	$1,117.32	$1,113.29
Income from investment operations:
Net investment income *	20.20	25.13	29.65	29.25	27.36
Net realized and unrealized gains (losses) on investments	(32.43)	45.18	54.26	(27.99)	7.58
Total income (loss) from investment operations	(12.23)	70.31	83.91	1.26	34.94
Less distributions from:
Net investment income	(24.29)	(28.41)	(31.52)	(30.73)	(30.23)
Net realized gains on investments	(3.06)	(5.50)	—	—	(0.68)
Total distributions	(27.35)	(33.91)	(31.52)	(30.73)	(30.91)

Net asset value, end of period	$1,137.06	$1,176.64	$1,140.24	$1,087.85	$1,117.32

Total return	-1.04%	6.20%	7.78%	0.16%	3.17%

Net assets, end of period (in thousands)	$7,106,556	$6,749,288	$6,554,926	$5,889,450	$6,199,225

Ratios/supplemental data
Ratio of expenses to average net assets	0.31%	0.32%	0.34%	0.42%	0.40%
Ratio of net investment income to average net assets	1.7%	2.1%	2.6%	2.7%	2.4%
Portfolio turnover rate	30.4%	30.3%	17.6%	15.2%	24.6%

*The average shares outstanding method has been applied for this per share information.

See accompanying Notes to Financial Statements.

30

Board of Trustees

As of December 31, 2021

Correspondence intended for a Trustee may be sent to the AFL-CIO Housing Investment Trust, 1227 25th Street, NW, Suite 500, Washington, DC 20037.

Overall responsibility for the management of the HIT, the establishment of policies, and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the Trustees: Name, age, position, term of office, length of time served, principal occupations during at least the past five years and other directorships held.* The HIT’s Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by placing a collect call to the HIT’s Investor Relations Office at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com.

Name / Age	Position	Term of Office / Length of Time Served	Principal Occupation During at Least Past 5 Years / Other Directorships Held
Chris Coleman** Age 60	Chair	Service Commenced December 2020, Term Expires 2022	President and CEO, Twin Cities Habitat for Humanity; Formerly, Mayor, City of Saint Paul, MN; President, National League of Cities; Member, St. Paul City Council; Investment Advisor, RBC Cain Rauscher.
Vincent Alvarez Age 53	Union Trustee	Service Commenced December 2012, Term Expires 2022	President, New York City Central Labor Council; formerly Assistant Legislative Director, New York State AFL-CIO; New York City Central Labor Council Chief of Staff.
Kenneth W. Cooper Age 60	Union Trustee	Service Commenced January 2018, Term Expires 2023	International Secretary-Treasurer, International Brotherhood of Electrical Workers (“IBEW”); formerly International Vice President, Fourth District, IBEW.
Timothy J. Driscoll Age 58	Union Trustee	Service Commenced March 2020, Term Expires 2022

President, International Union of Bricklayers and Allied Craftworkers (“BAC”); Member, BAC Executive Board; Co-Chair of both Bricklayers and Trowel Trades International Pension Fund and International Health Fund; Member, Governing Board of Presidents, NABTU; formerly, Secretary-Treasurer and Executive Vice President, International Union BAC.

Sean McGarvey ** Age 59	Union Trustee	Service Commenced December 2012, Term Expires 2024	President, North America’s Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department, AFL-CIO.
Terry O’Sullivan Age 66	Union Trustee	Service Commenced December 2019, Term Expires 2022

General President, LIUNA; Labor Co-Chairman of the Laborers’ Training and Education Fund; Board Chairman of the LIUNA Charitable Foundation; Member, Governing Board of Presidents of North America’s Building Trades Unions, AFL-CIO; Member of the Executive Council and Executive Committee of the AFL-CIO; Trustee, ULLICO.

Fred Redmond Age 67	Union Trustee	Service Commenced September 2021, Term Expires 2023

Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan, President, Trade Union Confederation of Americas; Chair, A. Philip Randolph Institute; formerly Member, AFL-CIO Executive Council; International Vice President (Human Affairs), United Steelworkers

Anthony Shelton Age 68	Union Trustee	Service Commenced June 2020, Term Expires 2023	International President, Bakery, Confectionery, Tobacco Workers & Grain Millers Union (“BCTGM”); formerly International Secretary-Treasurer, BCTGM.
Elizabeth Shuler** Age 51	Union Trustee	Service Commenced October 2009, Term Expires 2024	President, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO; Executive Assistant to the President, IBEW.
Kevin Filter Age 68	Management Trustee	Service Commenced December 2019, Term Expires 2022	Managing Principal, GFW Equities, Mud Duck Capital & Los Cielos; formerly International Director, JLL; Co-Founder, Principal and President, Oak Grove Capital; Co- Founder, Principal and President, Glaser Financial Group.
Bridget Gainer Age 53	Management Trustee	Service Commenced January 2018, Term Expires 2023	Commissioner, Cook County Board; Vice President Global Affairs, Head of Public Affairs & Business Development & Strategy, Aon; formerly Director, Chicago Parks District.
Jack Quinn, Jr.** Age 70	Management Trustee	Service Commenced June 2005, Term Expires 2023	Senior Advisor for Public & Community Relations, Barclay Damon; formerly President, Erie Community College; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York.
Jamie S. Rubin Age 54	Management Trustee	Service Commenced April 2018, Term Expires 2022

Formerly CEO, Meridiam Infrastructure North America Corp.; Director of State Operations, State of New York; Commissioner, New York State Homes & Community Renewal; founding Executive Director, Governor’s Office of Storm Recovery.

Deidre L. Schmidt Age 51	Management Trustee	Service Commenced January 2018, Term Expires 2023	President & CEO, CommonBond Communities; formerly Principal, One Roof Global Consulting; Lecturer, Harvard Graduate School of Design; Executive Director, Affordable Housing Institute.
Tony Stanley** Age 88	Management Trustee	Service Commenced December 1983, Term Expires 2022	Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.
Harry W. Thompson** Age 62	Management Trustee	Service Commenced April 2019, Term Expires 2024	Consultant, Harry Thompson Associates; formerly, Chief Financial Officer, Community Preservation & Development Corporation; Chief Financial Officer, Realty Investment Company, Inc.
William C. Thompson Age 68	Management Trustee	Service Commenced January 2018, Term Expires 2023	Senior Managing Director, Chief Administrative Officer, Siebert Cisneros Shank & Co., LLC; formerly Comptroller, City of New York.

*	Includes any directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.
**	Executive Committee Member.

2021 ANNUAL REPORT	31

Leadership*

Chang Suh, CFA, age 50; Chief Executive Officer (since 2018) and Chief Investment Officer (since 2003), AFL-CIO Housing Investment Trust; formerly Chief Portfolio Manager, Senior Executive Vice President, Assistant Portfolio Manager, and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust; Senior Auditor, Arthur Andersen.

Theodore S. Chandler, age 62; Senior Managing Director-Strategic Initiatives, AFL- CIO Housing Investment Trust since 2021; formerly Managing Director/Regional Operations, Chief Operating Officer, AFL- CIO Housing Investment Trust; Vice President, Fannie Mae; Deputy Director, Chief Financial Officer and General Counsel, Massachusetts Industrial Finance Agency.

Michael Cook, CFA, FRM, age 41; Chief Portfolio Manager, AFL-CIO Housing Investment trust since 2021; formerly Co-Chief Portfolio Manager, Financial Analyst, Senior Financial Analyst, Assistant Portfolio Manager, Senior Portfolio Manager, AFL- CIO Housing Investment Trust.

John Hanley, age 55; Senior Managing Director–Multifamily Originations AFL-CIO Housing Investment Trust since 2019; formerly Director—Investments, National Real Estate Advisors; Executive Vice President—Investments and Portfolio Management, AFL-CIO Housing Investment Trust; Executive Vice President—Investments, AFL-CIO Investment Trust Corporation.

Christopher Kaiser, CFA, age 56; Deputy General Counsel (since 2008) and Chief Compliance Officer (since 2007), AFL-CIO Housing Investment Trust; General Counsel, Building America CDE, Inc.; formerly Associate General Counsel, AFL-CIO Housing Investment Trust; Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission.

Erica Khatchadourian, age 54; Chief Financial Officer, AFL-CIO Housing Investment Trust since 2001; formerly Controller, Chief of Staff and Director of Operations, AFL- CIO Housing Investment Trust; Senior Consultant, Price Waterhouse.

Nicholas C. Milano, age 54, General Counsel, AFL-CIO Housing Investment Trust since 2013; formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission.

Harpreet S. Peleg, CFA, age 47; Senior Managing Director-Finance, AFL-CIO Housing Investment Trust since 2021; Chief Executive Officer, Building America CDE, Inc.; formerly Controller, AFL-CIO Housing Investment Trust; Chief Financial Officer, AFL- CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs & Co.; Senior Associate, Pricewaterhouse Coopers.

Julissa Servello, age 44, Director of Investor Relations, AFL-CIO Housing Investment Trust since 2021; formerly Senior Investor Relations Manager, Investor Relations Manager, Marketing Coordinator, AFL-CIO Housing Investment Trust.

Lesyllee White, age 59; Chief Marketing Officer, AFL-CIO Housing Investment Trust since 2018; formerly Executive Vice President and Managing Director of Defined Benefit Marketing, Director of Marketing, Regional Marketing Director and Senior Marketing Associate, AFL-CIO Housing Investment Trust; Vice President, Northern Trust Company.

*	All officers of the HIT are located at 1227 25th Street, NW, Suite 500, Washington, DC 20037 except Mr. Chandler who is located at 155 N. Lake Avenue, Suite 800, Pasadena, CA 91191. No officer of the HIT serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended. These officers are appointed annually, serving for a period of approximately one year or until their respective successors are duly appointed and qualified

32

Service Providers

Independent Registered Public Accounting Firm

Ernst & Young LLP
Tysons, VA

Legal Counsel

Dechert LLP
Washington, DC

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE

Custodian

Bank of New York Mellon

New York, NY

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

This document contains forecasts, estimates, opinions and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST

NATIONAL OFFICE | 1227 25th Street, NW, Suite 500 | Washington, D.C. 20037 | (202) 331-8055

www.aflcio-hit.com

Item 2. Code of Ethics.

(a)	The Trust has adopted a Code of Ethics to comply with Section 406 of the Sarbanes-Oxley Act of 2002, as of December 31, 2021. This Code of Ethics applies to the Trust’s principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	The Trust’s Code of Ethics was not amended during the period covered by the Report.

(d)	There have been no waivers granted from any provision of the Trust’s Code of Ethics during the period covered by the Report.

(e)	Not applicable.

(f)	(1)	A copy of the Trust’s Code of Ethics is filed herewith as an Exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Trust’s Board of Trustees has determined that Harry Thompson possesses the attributes to qualify as an Audit Committee financial expert and has designated Mr. Thompson the Audit Committee’s financial expert.

(2)	Mr. Thompson is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fees billed by Ernst & Young LLP (“EY”) to the Registrant:

Fiscal Year Ended 2021: $357,300

Fiscal Year Ended 2020: $357,300

The amounts above reflect the aggregate fees billed by EY, the Registrant’s independent auditor, for professional services provided to the Registrant for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2021: $0

Fiscal Year Ended 2020: $0

The amounts above reflect the aggregate fees billed by the Registrant’s independent auditors for assurance and related services relating to the performance of the audit of the Registrant’s financial statements that are not reported under paragraph (a) of this Item.

Fees billed by EY to the Registrant’s investment adviser (“Adviser”) and any entity controlling, controlled by or under common control with the registrant’s adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”) that were pre-approved:

Fiscal Year Ended 2021: $0

Fiscal Year Ended 2020: $0

The amounts above reflect the aggregate fees billed by EY for services relating to the performance of the audit of the financial statements of the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant.

(c)	Tax Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2021: $35,000

Fiscal Year Ended 2020: $35,000

The amounts above reflect the aggregate fees billed by EY for professional services provided to the Registrant for tax compliance, including preparation of tax returns and distribution assistance.

Fees billed by EY to the Adviser and any service affiliates:

Fiscal Year Ended 2021: $0

Fiscal Year Ended 2020: $0

The amounts above reflect the aggregate fees billed by EY for tax-related services provided to the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant.

(d)	All Other Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2021: $16,000

Fiscal Year Ended 2020: $16,000

The amounts above reflect the aggregate fees billed for all services provided by EY to the Registrant in connection with the preparation of a report on the Schedule of Rates of Return including an opinion on the Global Investment Performance Standards.

Fees billed by EY to the Adviser and any service affiliates:

Fiscal Year Ended 2021: $0

Fiscal Year Ended 2020: $0

The amounts above reflect the aggregate fees billed for all services other than those set forth in paragraphs (a), (b) and (c) of this Item provided by the EY to the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Charter of the Trust’s Audit Committee provides that the Audit Committee shall review and, if appropriate, approve in advance all audit and non-audit services (as such term may be from time to time defined in the Securities Exchange Act of 1934, as amended) to be provided to the Trust by the Trust’s independent auditor. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by a majority of the audit committee members at a special meeting called for such purposes or by unanimous written consent. The Audit Committee’s Charter does not permit waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount.

(2)	Percentages of Services Approved by the Audit Committee

No percentage of the services included in (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, less than 50% of the hours expended by the Trust’s principal accountant on the principal accountant’s engagement to audit the Trust’s financial statements were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Registrant for fiscal years ending December 31, 2020 and December 31, 2021 were $51,000 and $51,000 respectively. The Trust does not have an investment adviser.

(h)	Not applicable. The Trust does not have an investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a)	Included herein under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (per Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)	The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective to ensure that material information relating to the Trust is made known to them by appropriate persons, based on their evaluation of such controls and procedures as of December 31, 2021.

(b)	There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust’s last fiscal half year of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1)	The Trust’s Code of Ethics applicable to its principal executive officer, principal financial officer, and principal accounting officer or persons performing similar functions is attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

(3)	Not applicable.

(4)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:

 /s/ Chang Suh

Chang Suh

Chief Executive Officer

Date: March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

 /s/ Chang Suh

Chang Suh

Chief Executive Officer

AFL-CIO Housing Investment Trust

(Principal Executive Officer)

Date: March 9, 2022

 /s/ Erica Khatchadourian

Erica Khatchadourian,

Chief Financial Officer

AFL-CIO Housing Investment Trust

(Principal Financial Officer)

Date: March 7, 2022